VOYA EQUITY TRUST

Voya Growth Opportunities Fund

(the “Fund”)

Supplement dated October 27, 2015 to the Fund’s

Class A, Class B, Class C, Class I, Class R and Class W Prospectus

(“Prospectus”)

On March 12, 2015, the Board of Directors of Voya Series Fund, Inc. approved a proposal to reorganize Voya Large Cap Growth Fund with and into the Fund (“Reorganization”). Voya Large Cap Growth Fund’s shareholders approved the proposal on September 22, 2015 and the Reorganization took place on October 23, 2015.

Effective October 23, 2015:

1.              Voya Growth Opportunities Fund changed its name to Voya Large-Cap Growth Fund. All references to “Voya Growth Opportunities Fund” are changed to “Voya Large-Cap Growth Fund.”

2.              The section entitled “Annual Fund Operating Expenses” in the summary section of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses(2)

Expenses you pay each year as a % of the value of your investment

Class		A	B	C	I	R	W
Management Fees(3)%		0.80	0.80	0.80	0.80	0.80	0.80
Distribution and/or Shareholder Services (12b-1) Fees	%	0.35	1.00	1.00	None	0.50	None
Other Expenses	%	0.34	0.34	0.34	0.13	0.34	0.34
Total Annual Fund Operating Expenses	%	1.49	2.14	2.14	0.93	1.64	1.14
Waivers and Reimbursements(4)%		(0.35)	(0.25)	(0.25)	(0.14)	(0.25)	(0.25)
Total Annual Fund Operating Expenses After Waivers and Reimbursements	%	1.14	1.89	1.89	0.79	1.39	0.89

(1)               A contingent deferred sales charge of 1.00% is assessed on certain redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1 million or more.

(2)               Expense information has been restated to reflect current contractual rates.

(3)               The portion of the management fee attributable to the advisory services is 0.70% and the portion of the management fee attributable to the administrative services is 0.10%.

(4)               The adviser and distributor are contractually obligated to limit expenses to 1.15%, 1.90%, 1.90%, 0.90%, 1.40% and 0.90% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, through October 1, 2017. In addition, the adviser is contractually obligated to further limit expenses to 1.14%, 1.89%, 1.89%, 0.79%, 1.39%, and 0.89% for Class A, Class B, Class C, Class I, Class R, and Class W shares, respectively, through October  1, 2017. The limitations do not extend to interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and Acquired Fund Fees and Expenses. These limitations are subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. The distributor is contractually obligated to waive 0.10% of the distribution fee for Class A shares through October 1, 2017. Termination or modification of these obligations requires approval by the Fund’s board.

3.              The section entitled “Expense Examples” in the summary section of the Prospectus is deleted and replaced with the following:

Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated. The Examples show costs if you sold (redeemed) your shares at the end of the period or continued to hold them. The Examples also assume that your investment had a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Share Status	1 Yr	3 Yrs	5 Yrs	10 Yrs
A	Sold or Held	$685	987	1,310	2,224
B	Sold	$692	946	1,326	2,287
	Held	$192	646	1,126	2,287
C	Sold	$292	646	1,126	2,453
	Held	$192	646	1,126	2,453
I	Sold or Held	$81	282	501	1,130
R	Sold or Held	$142	493	868	1,923
W	Sold or Held	$91	337	603	1,364

The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first year of the three-, five-, and ten-year periods.

4.              The table in the section entitled “Distribution and Service (12b-1) Fees” in the “Classes of Shares” section of the Prospectus is deleted and replaced with the following:

Fund	Class A		Class B	Class C	Class O	Class R
Voya Large-Cap Growth	0.35	%(1)	1.00%	1.00%	N/A (2)	0.50%
Voya Large Cap Value	0.25%		1.00%	1.00%	0.25%	0.50	%(3)
Voya MidCap Opportunities	0.25%		1.00%	1.00%	0.25%	0.50%
Voya Real Estate	0.25%		1.00%	1.00%	0.25%	0.50%
Voya SmallCap Opportunities	0.25%		1.00%	1.00%	N/A (2)	0.50%

(1) The Distributor is contractually obligated to waive 0.10% of the distribution fee for Class A shares through October 1, 2017.

(2) The Fund does not offer this class of shares.

(3) The Distributor is contractually obligated to waive 0.05% of the distribution fee for Class R shares through October 1, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA EQUITY TRUST

Voya Growth Opportunities Fund

(the “Fund”)

Supplement dated October 27, 2015 to the Fund’s Class R6 Prospectus

(“Prospectus”)

On March 12, 2015, the Board of Directors of Voya Series Fund, Inc. approved a proposal to reorganize Voya Large Cap Growth Fund with and into the Fund (“Reorganization”). Voya Large Cap Growth Fund’s shareholders approved the proposal on September 22, 2015 and the Reorganization took place on October 23, 2015.

Effective October 23, 2015:

1.              Voya Growth Opportunities Fund changed its name to Voya Large-Cap Growth Fund. All references to “Voya Growth Opportunities Fund” are changed to “Voya Large-Cap Growth Fund.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VOYA EQUITY TRUST

Voya Growth Opportunities Fund

(the “Fund”)

Supplement dated October 27, 2015 to the Fund’s Current

Class A, Class B, Class C, Class I, Class R, Class R6 and Class W

Statement of Additional Information (“SAI”)

On March 12, 2015, the Board of Directors of Voya Series Fund, Inc. approved a proposal to reorganize Voya Large Cap Growth Fund with and into the Fund (“Reorganization”). Voya Large Cap Growth Fund’s shareholders approved the proposal on September 22, 2015 and the Reorganization took place on October 23, 2015.

Effective October 23, 2015:

1.              Voya Growth Opportunities Fund changed its name to Voya Large-Cap Growth Fund. All references to “Voya Growth Opportunities Fund” are changed to “Voya Large-Cap Growth Fund.”

2.              The table in the section entitled “History of the Trust” is deleted and replaced with the following:

Fund	Former Name	Date of Change
Voya Large-Cap Growth Fund	Voya Growth Opportunities Fund	October 23, 2015
	ING Growth Opportunities Fund	May 1, 2014
	ING LargeCap Growth Fund	January 26, 2009
Voya Large Cap Value Fund	ING Large Cap Value Fund	May 1, 2014
	ING Equity Dividend Fund	May 18, 2012
Voya MidCap Opportunities Fund	ING MidCap Opportunities Fund	May 1, 2014
Voya Multi-Manager Mid Cap Value Fund	ING Mid Cap Value Fund	May 1, 2014
Voya Real Estate Fund	ING Real Estate Fund	May 1, 2014
Voya SmallCap Opportunities Fund	ING SmallCap Opportunities Fund	May 1, 2014

3.              The section entitled “Distribution Fee Waivers” in the “Distribution and Servicing Plans” section is deleted and replaced with the following:

Distribution Fee Waivers

The Distributor is contractually obligated to waive 0.05% of the distribution fee for Class R shares of Voya Large Cap Value Fund through October 1, 2016. The Distributor is contractually obligated to waive 0.10% of the distribution fee for Class A shares of Voya Large-Cap Growth Fund through October 1, 2017. Termination or modification of these obligations requires approval by the Board.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE